TCW/DW SMALL CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS February 28, 1997

                               Two World Trade Center, New York, New York 10048

DEAR SHAREHOLDER:

Performance results for the twelve-month period ended February 28, 1997, differed dramatically from the previous year as small-cap stocks underperformed large-cap stocks and value stocks outperformed growth stocks.

Against this backdrop, TCW/DW Small Cap Growth Fund declined 3.14 percent for the twelve-month period ended February 28, 1997. This compares to a return of
10.81 percent for the Russell 2000 Small Stock Index and a return of 6.62 percent for the Lipper Small-Cap Funds Index. Weakness in the small-cap growth sector in general and disappointing performance in the technology area in particular were primarily responsible for the decline. The underperformance of the Fund in relation to the Russell 2000 is largely due to the fact that the Index has a large proportion of slower growth "value" stocks that performed considerably better than growth stocks. The Fund, on the other hand, only invests in small companies that are expected to have above-average growth rates.

The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund since inception (August 2, 1993) through the fiscal year ended February 28, 1997, versus the performance of similar hypothetical investments in the issues that comprise the unmanaged Russell 2000 Small Stock Index and the Lipper Small-Cap Funds Index.

THE MARKETPLACE

The Federal Reserve Board's recent hike in the federal-funds rate highlights the risk of rising interest rates. Because real rates are already high, the Fund's investment adviser, TCW Funds Management, Inc. (TCW), does not believe that the central bank's move is the first in a series of interest rate increases that will end the bull market. Periods of Federal Reserve tightening that have hurt the stock market have occurred when real interest rates were negative, or in other words, when inflation was higher than the federal-funds rate. This is not the case today. Furthermore, TCW believes that the dampening effect of higher interest rates and the strong dollar will keep inflation under control, thus extending the sustainability of the current economic expansion.

The duration of the current economic expansion, together with the lack of any significant inflation pressures, differentiate it from other economic

TCW/DW SMALL CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS February 28, 1997, continued

cycles. A recent Business Week cover article (March 31, 1997) points to spending on information technology as what makes this economic cycle unusual. Historically, the economy has been driven by spending on automobiles, housing and new plant and equipment. Last year, however one-third of the growth in gross domestic product (GDP) came from information technology industries, spurred by everything from the Internet boom to faster, more powerful computer hardware and software.

TCW/DW SMALL CAP GROWTH FUND

                               GROWTH OF $10,000

           DATE             TOTAL       RUSSELL 2000          LIPPER
      -----------------------------------------------------------------
      August  2, 1993        $10,000         $10,000            $10,000
      -----------------------------------------------------------------
      February 28, 1994      $10,300         $11,196            $10,865
      -----------------------------------------------------------------
      February 28, 1995      $ 9,900         $10,818            $10,889
      -----------------------------------------------------------------
      February 29, 1996      $16,240         $13,701            $14,423
      -----------------------------------------------------------------
      February 28, 1997     $15,530(3)       $15,182            $15,379
      =================================================================

                         AVERAGE ANNUAL TOTAL RETURNS

                1 YEAR                        LIFE OF FUND
       ===============================================================
               -3.14 (1)                         13.51 (1)
       ---------------------------------------------------------------
               -7.98 (2)                         13.10 (2)
       ===============================================================

================================================================================
              Fund           Russell 2000 (4)          LIPPER (5)
================================================================================

Past performance is not predictive of future returns.

--------------

(1)      Figure shown does not reflect the deduction of any sales charges.

(2) Figure shown assumes the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, since inception 2%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 2% CDSC, assuming a complete redemption on February 28, 1997.

(4) The Russell 2000 Small Stock Index is a capitalization-weighted price-only index of the 2000 smallest stocks represented in the Russell 3000 Index. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Small-Cap Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.

Unlike other forms of capital outlays, spending on technology is actually deflationary in that it is aimed at reducing costs and increasing efficiencies. And, unlike expenditures on plant and equipment that consume raw materials and labor resources, thus creating inflation pressures, spending on information technology paves the way for lower inflation. This is why TCW believes that forecasters who expect economic growth to lead to accelerating inflation will continue to be proven wrong. Even Federal Reserve Chairman Alan Greenspan has acknowledged that information technology has enhanced the stabilization of the business cycle and caused the Consumer Price Index, a measure of the change in the cost of living, to be overstated by as much as one percent.

In summary, TCW expects the investment environment to remain very positive. Economic growth is healthy, inflation remains low, monetary and fiscal policy are more responsible, the dollar is strong, demographic trends point to strong demand for long-term financial assets and profit growth continues to exceed expectations. This creates an excellent backdrop for the stock market.

THE PORTFOLIO

At the end of the fiscal year, the Fund had net assets in excess of $268 million. Although a number of portfolio changes were made over the last 12 months, there was little change in the weightings of broad industry sectors. Industries that were increased included business services and electronics. Groups where weightings were reduced included retail, computer software and publishing. The portfolio's largest industry groups at fiscal year end were computer software and services (22.3 percent), commercial services (9.2 percent), healthcare (4.2 percent) and electronics (3.7 percent).

TCW/DW SMALL CAP GROWTH FUND
LETTER TO THE SHAREHOLDERS February 28, 1997, continued

The Fund is invested in rapidly growing companies where earnings power and growth rates are considered by TCW to have been underestimated by Wall Street consensus. In order to minimize the impact of a slowing economy on the Fund, TCW is emphasizing companies that focus on a specific market niche that is insulated from macroeconomic trends. Some of the market niches that the Fund emphasizes include healthcare companies (OccuSystems, Inc. and Oxford Health Plans, Inc.), which benefit from the intense pressure to lower costs; technology companies (Cambridge Technology Partners, Inc. and Remedy Corp.), which are exploiting the trend to client/server computing; service companies (Robert Half International, Inc. and Romac International, Inc.), which are taking advantage of the move to outsourcing; software companies (Security Dynamics Technologies, Inc. and Yahoo! Inc.), that benefit from the explosive growth of the Internet, and numerous companies that are well positioned demographically such as those whose growth is tied to our aging population (Total Renal Care Holdings, Inc. and Vivus, Inc.).

OPPORTUNITIES IN SMALL-CAP STOCKS

Three years of underperformance by small-cap stocks has created valuation levels that are very compelling. A recent report shows that while the projected earnings growth of small caps over the next five years is considerably higher than the growth for large caps, their price earnings ratio on 1997 earnings is 10 percent lower. In addition, the recent flight to safety that has favored value stocks over growth, has caused the small-cap sector to be much more attractively priced. In terms of both sales and cash flow relative to their market price, small stocks are being priced as cheaply relative to the largest 100 stocks in the Standard & Poor's 500 Composite Stock Price Index, as they were near the bottom of the bear market in the mid-1970s.

LOOKING AHEAD

TCW believes that small-cap growth stocks will continue to provide above-average long-term returns. This outlook is enhanced by the fact that valuations today are unusually attractive in relation to expected rates of earnings growth.

We appreciate your support of TCW/DW Small Cap Growth Fund and look forward to continuing to serve your financial needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS February 28, 1997

 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             COMMON STOCKS (96.5%)
             Advertising (1.5%)
   142,425   Outdoor Systems, Inc.*  .........................................   $ 4,183,734
                                                                               --------------
             Aerospace & Defense (0.7%)
    78,100   BE Aerospace, Inc.*  ............................................     1,874,400
                                                                               --------------
             Auto Parts - Original
             Equipment (0.4%)
    47,200   Dura Automotive Systems, Inc.*  .................................     1,109,200
                                                                               --------------
             Automobiles (0.4%)
    56,900   International Speedway Corp. (Class A)*  ........................     1,194,900
                                                                               --------------
             Biotechnology (1.5%)
    29,500   Cytyc Corp.*  ...................................................       796,500
    34,100   Interneuron Pharmaceuticals, Inc.*  .............................       933,487
   142,100   Neoprobe Corp.*  ................................................     2,415,700
                                                                               --------------
                                                                                   4,145,687
                                                                               --------------
             Broadcast Media (3.4%)
    80,800   Clear Channel Communications, Inc.*  ............................     3,868,300
    11,300   Cox Radio, Inc. (Class A)*  .....................................       216,112
    27,600   Lin Television Corp.* ...........................................     1,141,950
    83,300   Metro Networks, Inc.*  ..........................................     1,822,187
    13,700   Premiere Radio Networks, Inc.* ..................................       215,775
    19,800   Premiere Radio Networks, Inc. (Class A)*  .......................       294,525
    80,500   Westwood One, Inc.*  ............................................     1,489,250
                                                                               --------------
                                                                                   9,048,099
                                                                               --------------
             Business Services (0.8%)
    60,000   Metzler Group, Inc.  ............................................     1,425,000
    42,700   Wackenhut Corrections Corp.  ....................................       736,575
                                                                               --------------
                                                                                   2,161,575
                                                                               --------------
             Commercial Services (9.2%)
   142,694   AccuStaff, Inc.*  ...............................................     2,960,900
    66,000   Cambridge Technology Partners, Inc.* ............................     1,575,750
    49,100   Caribiner International, Inc.* ..................................     2,332,250
    62,700   Cohr, Inc.*  ....................................................     1,598,850
    72,000   Corrections Corp. of America*  ..................................     2,052,000
    55,600   International Network Services*  ................................     1,278,800
   129,300   Pharmaceutical Product Development, Inc.*  ......................     3,006,225
    84,900   PMT Services, Inc.*  ............................................     1,082,475
     7,400   Radiant Systems, Inc.*  .........................................        68,450
    95,100   Robert Half International, Inc.*  ...............................     3,958,537
   137,100   Romac International, Inc.*  .....................................  $  3,530,325
    47,400   Snyder Communications, Inc.*  ...................................     1,279,800
                                                                               --------------
                                                                                  24,724,362
                                                                               --------------
             Communications - Equipment & Software (2.1%)
    91,000   Ascend Communications, Inc.*  ...................................     4,766,125
    69,800   Premisys Communications, Inc.*  .................................     1,020,825
                                                                               --------------
                                                                                   5,786,950
                                                                               --------------
             Computer Services (1.0%)
    45,900   Ciber, Inc.*  ...................................................     1,285,200
    62,800   META Group, Inc.  ...............................................     1,444,400
                                                                               --------------
                                                                                   2,729,600
                                                                               --------------
             Computer Software (8.7%)
             Business Objects S.A. (ADR)
   134,800   (France)* .......................................................     1,567,050
    59,300   CBT Group PLC (ADR)(Ireland)* ...................................     3,202,200
   120,600   Epic Design Technology, Inc.* ...................................     3,135,600
    94,000   Medic Computer Systems, Inc.* ...................................     3,313,500
     4,800   Metro Information Services, Inc.* ...............................        86,400
    25,600   Peoplesoft, Inc.* ...............................................     1,017,600
   110,923   Pure Atria Corp.* ...............................................     2,121,402
    71,700   Remedy Corp.* ...................................................     2,751,487
   113,800   Security Dynamics Technologies, Inc.* ...........................     3,129,500
   115,900   SELECT Software Tools (ADR)(United Kingdom)* ....................     1,622,600
    52,600   Transaction Systems Architects, Inc. (Class A)* .................     1,361,025
                                                                               --------------
                                                                                  23,308,364
                                                                               --------------
             Computer Software & Services (11.2%)
    59,900   ABR Information Services, Inc.*  ................................     1,392,675
    35,200   Aspect Development, Inc.* .......................................       844,800
    78,100   Citrix Systems, Inc.* ...........................................       986,012
    30,800   Clarify, Inc.*  .................................................       781,550
   129,750   Computer Management Sciences, Inc.*  ............................     2,076,000
    68,940   CSG Systems International, Inc.* ................................     1,284,008
    66,100   Dendrite International, Inc.* ...................................       611,425
    20,200   First USA Paymentech, Inc.*  ....................................       603,475
    32,800   HNC Software, Inc.*  ............................................       815,900
   112,000   HPR, Inc.*  .....................................................     1,512,000
     1,500   I2 Technologies, Inc.*  .........................................        43,125
    40,900   INSO Corp.*  ....................................................     1,411,050
    92,300   Legato Systems, Inc.*  ..........................................     1,869,075
   239,200   National TechTeam, Inc.*  .......................................     5,411,900

                       SEE NOTES TO FINANCIAL STATEMENTS


TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS February 28, 1997, continued

 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
    42,000   Objective Systems Integrators, Inc.*  ...........................  $    514,500
    42,000   Planning Sciences International PLC (ADR)(United Kingdom)* ......       504,000
    28,700   Sapient Corp.* ..................................................     1,097,775
   113,200   Saville Systems Ireland PLC (ADR)(Ireland)*  ....................     4,075,200
    53,700   Segue Software, Inc.*  ..........................................       583,988
    15,400   Sykes Enterprises, Inc.* ........................................       492,800
    20,100   Transition Systems, Inc.* .......................................       261,300
    48,600   Verilink Corp.* .................................................       777,600
    60,600   Viasoft, Inc.* ..................................................     2,181,600
                                                                               --------------
                                                                                  30,131,758
                                                                               --------------
             Computers (1.4%)
   134,100   Lumisys, Inc.* ..................................................     1,106,325
    67,200   Network Appliance, Inc.*  .......................................     2,637,600
                                                                               --------------
                                                                                   3,743,925
                                                                               --------------
             Electrical Equipment (1.2%)
    35,450   Baldor Electric Co.  ............................................       877,388
   100,700   Sheldahl, Inc.* .................................................     2,253,163
                                                                               --------------
                                                                                   3,130,551
                                                                               --------------
             Electronics (3.7%)
   127,400   Computer Products, Inc.* ........................................     2,181,725
   100,000   Gemstar International Group Ltd.* ...............................     1,550,000
    62,500   Lernout & Hauspie Speech Products NV (Belgium)* .................     1,304,688
    54,400   Nichols Research Corp.* .........................................     1,332,800
   101,800   Red Brick Systems, Inc.*  .......................................     1,985,100
    59,500   SRS Labs, Inc.*  ................................................       490,875
    58,800   Ultrak, Inc.*  ..................................................     1,058,400
                                                                               --------------
                                                                                   9,903,588
                                                                               --------------
             Electronics - Semiconductors/
             Components (1.4%)
    77,400   Maxim Integrated Products, Inc.* ................................     3,831,300
                                                                               --------------
             Entertainment (1.3%)
    39,600   Penske Motorsports, Inc.*  ......................................     1,084,050
    90,000   Regal Cinemas, Inc.* ............................................     2,362,500
                                                                               --------------
                                                                                   3,446,550
                                                                               --------------
             Entertainment & Leisure Time (0.7%)
   103,800   The North Face, Inc.*  ..........................................     1,803,525
                                                                               --------------
             Entertainment/Gaming (1.4%)
   132,000   Family Golf Centers, Inc.*  .....................................     3,630,000
                                                                               --------------
             Environmental Control (0.9%)
    60,600   Culligan Water Technologies, Inc.* ..............................   $ 2,363,400
     4,735   Omega Environmental, Inc.* ......................................         4,735
                                                                               --------------
                                                                                   2,368,135
                                                                               --------------
             Financial Services (2.1%)
   117,400   Envoy Corp.* ....................................................     2,788,250
   117,400   Imperial Credit Industries, Inc.* ...............................     2,817,600
                                                                               --------------
                                                                                   5,605,850
                                                                               --------------
             Health Equipment & Services (0.5%)
    44,500   IDX Systems Corp.* ..............................................     1,357,250
                                                                               --------------
             Healthcare (1.6%)
   107,000   OccuSystems, Inc.* ..............................................     2,501,125
    30,100   Oxford Health Plans, Inc.* ......................................     1,670,550
                                                                               --------------
                                                                                   4,171,675
                                                                               --------------
             Healthcare - Miscellaneous (0.3%)
    43,100   Superior Consultant Holdings Corp.* .............................       862,000
                                                                               --------------
             Healthcare Products & Services (2.3%)
             AmeriSource Health Corp.
    31,800   (Class A)* ......................................................     1,601,925
   200,100   Orthodontic Centers of America, Inc.* ...........................     2,951,475
    46,400   Pediatrix Medical Group, Inc.* ..................................     1,740,000
                                                                               --------------
                                                                                   6,293,400
                                                                               --------------
             Hospital Management & Health
             Maintenance Organizations (3.3%)
    42,200   Express Scripts, Inc. (Class A)* ................................     1,434,800
   110,100   Medcath, Inc.* ..................................................     1,596,450
    76,425   PhyCor, Inc.* ...................................................     2,302,303
    99,200   Total Renal Care Holdings, Inc.* ................................     3,459,600
                                                                               --------------
                                                                                   8,793,153
                                                                               --------------
             Hotels (1.2%)
   113,000   Interstate Hotels Co.* ..........................................     3,333,500
                                                                               --------------
             Insurance (1.1%)
    46,200   Capmac Holdings, Inc.  ..........................................     1,513,050
    43,200   Gallagher (Arthur J.) & Co.  ....................................     1,328,400
                                                                               --------------
                                                                                   2,841,450
                                                                               --------------
             Internet (0.3%)
    24,200   Yahoo! Inc.* ....................................................       732,050
                                                                               --------------
             Investment Companies (0.3%)
    22,000   Sirrom Capital Corp.  ...........................................       891,000
                                                                               --------------

                       SEE NOTES TO FINANCIAL STATEMENTS


TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS February 28, 1997, continued

 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             Life Insurance (1.2%)
    65,200   CRA Managed Care, Inc.* .........................................   $2,591,700
    40,100   First Commonwealth, Inc.* .......................................      601,500
                                                                               --------------
                                                                                  3,193,200
                                                                               --------------
             Machinery - Diversified (0.0%)
     2,100   Roper Industries, Inc.  .........................................       84,525
                                                                               --------------
             Manufacturing (0.5%)
    62,600   Memtec Ltd. (ADR)(Australia)  ...................................    1,228,525
                                                                               --------------
             Media Group (0.3%)
             Heftel Broadcasting Corp.
    20,900   (Class A)*  .....................................................      841,225
                                                                               --------------
             Medical Equipment (0.3%)
    33,300   Thermo Cardiosystems, Inc.* .....................................      932,400
                                                                               --------------
             Medical Products & Supplies (3.3%)
   121,800   Capstone Pharmacy Services, Inc.* ...............................    1,431,150
   170,100   IRIDEX Corp.* ...................................................      807,975
    60,000   Omnicare, Inc.  .................................................    1,590,000
   203,200   Safeskin Corp.* .................................................    3,733,800
    53,200   Sola International, Inc.*  ......................................    1,383,200
                                                                               --------------
                                                                                  8,946,125
                                                                               --------------
             Medical Services (1.0%)
    90,800   Gulf South Medical Supply, Inc.* ................................    1,918,150
    53,900   NeoPath, Inc.* ..................................................      848,925
                                                                               --------------
                                                                                  2,767,075
                                                                               --------------
             Office Equipment & Supplies (0.4%)
    47,600   Viking Office Products, Inc.* ...................................    1,112,650
                                                                               --------------
             Oil & Gas Products (0.3%)
    58,900   Daniel Industries, Inc.  ........................................      721,525
                                                                               --------------
             Oil Equipment & Services (1.3%)
    76,000   Newpark Resources, Inc.* ........................................    3,458,000
                                                                               --------------
             Pharmaceuticals (2.8%)
    62,000   Dura-Pharmaceuticals, Inc.* .....................................    2,069,250
    99,000   Neose Technologies, Inc.* .......................................    1,683,000
    68,400   Vivus, Inc.* ....................................................    3,762,000
                                                                               --------------
                                                                                  7,514,250
                                                                               --------------
             Publishing (2.0%)
    84,100   Applied Graphics Technologies, Inc.* ............................    2,218,138
   120,000   Gartner Group, Inc. (Class A)* ..................................    3,180,000
                                                                               --------------
                                                                                  5,398,138
                                                                               --------------
             Real Estate Investment Trust (0.8%)
    46,800   Redwood Trust, Inc.  ............................................   $2,176,200
                                                                               --------------
             Restaurants (1.6%)
    86,800   Boston Chicken Inc.* ............................................    2,842,700
    51,500   Einstein/Noah Bagel Corp.* ......................................    1,339,000
                                                                               --------------
                                                                                  4,181,700
                                                                               --------------
             Retail (1.0%)
    67,400   Stein Mart, Inc.* ...............................................    1,583,900
    32,800   Tiffany & Co.  ..................................................    1,139,800
                                                                               --------------
                                                                                  2,723,700
                                                                               --------------
             Retail - Department Stores (0.6%)
    43,100   Dollar Tree Stores, Inc.* .......................................    1,670,125
                                                                               --------------
             Retail - Drug Stores (0.7%)
    58,000   Smith's Food & Drug Centers, Inc. ...............................    1,906,750
                                                                               --------------
             Retail - Specialty (3.4%)
    75,200   Bed Bath & Beyond, Inc.* ........................................    1,955,200
   243,795   Corporate Express, Inc.* ........................................    4,510,208
   102,400   Marks Bros. Jewelers, Inc.* .....................................      921,600
    25,563   Mossimo, Inc.* ..................................................      230,067
    78,400   PetSmart, Inc.* .................................................    1,509,200
                                                                               --------------
                                                                                  9,126,275
                                                                               --------------
             Retail - Specialty Apparel (2.4%)
   151,275   Just For Feet, Inc.* ............................................    3,271,322
    27,400   K & G Men's Center, Inc.* .......................................      784,325
   119,400   Kenneth Cole Productions, Inc. (Class A)* .......................    2,343,225
                                                                               --------------
                                                                                  6,398,872
                                                                               --------------
             Semiconductors (0.9%)
    37,400   Aspen Technology, Inc.* .........................................    2,304,775
                                                                               --------------
             Telecommunication Equipment (1.0%)
     4,300   CIENA Corp.* ....................................................      168,775
    11,700   Digital Lightwave, Inc.* ........................................       93,600
    83,800   Natural Microsystems Corp.* .....................................    2,388,300
     4,600   Yurie Systems, Inc.* ............................................       58,650
                                                                               --------------
                                                                                  2,709,325
                                                                               --------------
             Telecommunications (2.9%)
   118,500   LCI International, Inc.* ........................................    2,251,500
    49,800   McLeod, Inc. (Class A)* .........................................      871,500
    90,000   Omnipoint Corp.* ................................................    1,518,750
    78,900   Telco Communications Group, Inc.* ...............................    1,420,200
   132,200   Winstar Communications, Inc.* ...................................    1,751,650
                                                                               --------------
                                                                                  7,813,600
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS


TCW/DW SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS February 28, 1997, continued

 NUMBER OF
   SHARES                                                                           VALUE
---------------------------------------------------------------------------------------------
             Transportation (1.5%)
    14,500   Eagle USA Airfreight, Inc.* ..................................... $     478,500
   278,250   Miller Industries, Inc.* ........................................     3,547,688
                                                                               --------------
                                                                                   4,026,188
                                                                               --------------
             Transportation - Shipping (0.3%)
    38,600   Atlas Air, Inc.* ................................................       772,000
                                                                               --------------
             Wholesale Distributor (0.1%)
    23,800   NuCo2 Inc.* .....................................................       273,700
                                                                               --------------
             TOTAL COMMON STOCKS
             (Identified Cost $221,428,402) ..................................   259,418,379
                                                                               --------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (3.7%)
             COMMERCIAL PAPER (a) (1.1%)
             Finance - Corporate
   $2,935    Ciesco, L.P. 5.25% due 03/11/97
             (Amortized Cost $2,930,720) ..........    2,930,720
                                                     -------------
    6,976    REPURCHASE AGREEMENT (2.6%)
             The Bank of New York 5.25%
             due 03/03/97 (dated 02/28/97;
             proceeds $6,978,649;
             collateralized by $1,401,241
             Federal National Mortgage
             Association 6.20% due 07/10/03
             valued at $1,358,703 and
             $5,401,728 U.S. Treasury Note
             7.50% due 11/15/01 valued at
             $5,756,400)(Identified Cost
             $6,975,597)  .........................    6,975,597
                                                     -------------

                                                                  VALUE
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $9,906,317)  ....                            $  9,906,317
                                                              -------------
TOTAL INVESTMENTS
(Identified Cost $231,334,719)(b) .    100.2%                   269,324,696
LIABILITIES IN EXCESS OF OTHER
ASSETS ............................     (0.2)                      (541,684)
                                       ------                  ------------
NET ASSETS ........................    100.0%                  $268,783,012
                                       ======                  ============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $66,273,450 and the aggregate gross unrealized depreciation is $28,283,473, resulting in net unrealized appreciation of $37,989,977.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW SMALL CAP GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997

ASSETS:
Investments in securities, at value
 (identified cost $231,334,719) ............  $269,324,696
Receivable for:
 Shares of beneficial interest sold  .......       835,413
 Investments sold ..........................       260,083
 Dividends .................................         4,523
 Interest ..................................         1,017
Deferred organizational expenses ...........        51,597
Prepaid expenses ...........................        18,999
                                             --------------
  TOTAL ASSETS .............................   270,496,328
                                             --------------
LIABILITIES:
Payable for:
 Shares of beneficial interest repurchased         715,791
 Investments purchased .....................       432,875
 Plan of distribution fee ..................       223,456
 Management fee ............................       136,377
 Investment advisory fee ...................        90,918
Accrued expenses ...........................       113,899
                                             --------------
  TOTAL LIABILITIES ........................     1,713,316
                                             --------------
NET ASSETS:
Paid-in-capital ............................   242,517,068
Net unrealized appreciation ................    37,989,977
Accumulated net realized loss ..............   (11,724,033)
                                             --------------
  NET ASSETS ...............................  $268,783,012
                                             ==============
NET ASSET VALUE PER SHARE,
 17,087,044 shares outstanding (unlimited
 shares authorized of $.01 par value)  .....  $      15.73
                                             ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1997

NET INVESTMENT INCOME:
INCOME
Interest ..................................   $    991,688
Dividends (net of $760 foreign withholding
 tax) .....................................        176,901
                                            --------------
  TOTAL INCOME ............................      1,168,589
                                            --------------
EXPENSES
Plan of distribution fee ..................      2,299,601
Management fee ............................      1,565,847
Investment advisory fee ...................      1,043,898
Transfer agent fees and expenses ..........        369,374
Registration fees .........................         93,628
Professional fees .........................         54,026
Shareholder reports and notices ...........         47,742
Custodian fees ............................         39,924
Organizational expenses ...................         36,288
Trustees' fees and expenses ...............         32,721
Other .....................................         15,202
                                            --------------
  TOTAL EXPENSES ..........................      5,598,251
                                            --------------
  NET INVESTMENT LOSS .....................     (4,429,662)
                                            --------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .........................     (8,185,871)
Net change in unrealized appreciation  ....    (16,577,754)
                                            --------------
  NET LOSS ................................    (24,763,625)
                                            --------------
NET DECREASE ..............................   $(29,193,287)
                                            ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW SMALL CAP GROWTH FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR       FOR THE YEAR
                                                             ENDED              ENDED
                                                       FEBRUARY 28, 1997  FEBRUARY 29, 1996
-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................    $ (4,429,662)      $ (1,802,446)
Net realized gain (loss) .............................      (8,185,871)         7,848,331
Net change in unrealized appreciation ................     (16,577,754)        43,257,394
                                                          -------------      -------------
  NET INCREASE (DECREASE) ............................     (29,193,287)        49,303,279
Net increase from transactions in shares of
 beneficial interest .................................     144,610,586         34,078,291
                                                          -------------      -------------
  NET INCREASE .......................................     115,417,299         83,381,570
NET ASSETS:
Beginning of period ..................................     153,365,713         69,984,143
                                                          -------------      -------------
  END OF PERIOD ......................................    $268,783,012       $153,365,713
                                                          =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Small Cap Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks and other equity securities of lesser known, smaller capitalization domestic and foreign companies. The Fund was organized as a Massachusetts business trust on March 11, 1992 and commenced operations on August 2, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) An equity security listed or traded on the New York or American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Co. Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of $170,413 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by the investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $13,100,382 at February 28, 1997.

TCW/DW SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS February 28, 1997, continued

The Distributor has informed the Fund that for the year ended February 28, 1997, it received approximately $649,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1997 aggregated $239,064,555 and $101,638,001, respectively.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $30,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                          FOR THE YEAR                   FOR THE YEAR
                             ENDED                           ENDED
                       FEBRUARY 28, 1997               FEBRUARY 29, 1996
                 ------------------------------  -----------------------------
                     SHARES          AMOUNT         SHARES          AMOUNT
                 --------------  --------------  -------------  --------------
Sold                11,470,998     $212,425,149     4,601,760     $ 63,324,377
Repurchased         (3,824,845)     (67,814,563)   (2,231,274)     (29,246,086)
                 --------------  --------------  -------------  --------------
Net increase         7,646,153     $144,610,586     2,370,486     $ 34,078,291
                 ==============  ==============  =============  ==============

7. FEDERAL INCOME TAX STATUS

At February 28, 1997, the Fund had a capital loss carryover of approximately $8,948,000 of which $3,538,000 will be available through February 28, 2003 and $5,410,000 will be available through February 28, 2005 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $2,772,000 during fiscal 1997.

As of February 28, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and a permanent book/tax difference attributable to a net operating loss. To reflect the reclassification arising from the permanent difference, paid-in-capital was charged and net investment loss was credited $4,429,662.

TCW/DW SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                              FOR THE PERIOD
                                          FOR THE YEAR ENDED FEBRUARY 28,    AUGUST 2, 1993*
                                         ---------------------------------     THROUGH
                                            1997       1996**      1995     FEBRUARY 28, 1994
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...    $16.24      $ 9.90     $10.30          $10.00
                                         ----------  ----------  ---------  -----------------
Net investment loss.....................     (0.26)      (0.19)     (0.18)          (0.07)
Net realized and unrealized gain
 (loss).................................     (0.25)       6.53      (0.22)           0.37
                                         ----------  ----------  ---------  -----------------
Total from investment operations .......     (0.51)       6.34      (0.40)           0.30
                                         ----------  ----------  ---------  -----------------
Net asset value, end of period..........    $15.73      $16.24     $ 9.90          $10.30
                                         ==========  ==========  =========  =================
TOTAL INVESTMENT RETURN+................     (3.14)%     64.04%     (3.88)%          3.00%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................      2.15%       2.32%      2.57%           2.18%(2)(3)
Net investment loss.....................     (1.70)%     (1.75)%    (2.04)%         (1.75)%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................  $268,783    $153,366    $69,984         $68,209
Portfolio turnover rate.................        42%         52%       116%             69%(1)
Average commission rate paid............   $0.0580          --         --              --

--------------
*      Commencement of operations.
**     Year ended February 29.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) If the Fund had borne all its expenses that were assumed or waived by the Manager and Adviser, the annualized expense and net investment loss ratios would have been 2.78% and (2.35)%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW SMALL CAP GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW SMALL CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Small Cap Growth Fund (the "Fund") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period August 2, 1993 (commencement of operations) through February 28, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
April 11, 1997

TRUSTEES

John C. Argue
Richard M Demartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Charles Larsen
Vice President

Douglas S. Foreman
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of Americas
New York, New York 10036

MANAGER

Dean Witter Services Inc.

ADVISER

TCW Funds Management, Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

TCW/DW

SMALL CAP
GROWTH FUND


ANNUAL REPORT
FEBRUARY 28, 1997